UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 21, 2017

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensation Arrangement for Named Executive Officer

On April 21, 2017, Carnival plc (the “Company”) entered into an employment contract (the “Contract”) with Michael Olaf Thamm, a Named Executive Officer of the Company, for his services as Group Chief Executive Officer of Costa Group and Carnival Asia. The Contract replaces the employment contract between Mr. Thamm and Costa Crociere, S.p.A. dated July 1, 2012, as amended.

Term. The Contract commences on April 1, 2017 and provides for an indefinite term, subject to a 12 month notice period.

Compensation. Pursuant to the terms of the Contract, during fiscal 2017, Mr. Thamm’s compensation is as follows:

•	a base salary of €860,250

•	a target bonus under the Carnival Corporation & plc Management Incentive Plan (“MIP”) of €1,116,000

He will also be eligible to receive:

•	€1,116,000 performance-based restricted stock units at target

•	€465,000 MIP-tied equity grant at target

•	$600,000 shareholder equity alignment grant at target

Following fiscal 2017, Mr. Thamm’s base salary, annual incentive payments, and long-term incentive awards shall be determined by the Boards of Directors in their discretion, consistent with the terms of the MIP, Carnival plc 2014 Employee Share Plan and Carnival Corporation 2011 Stock Plan, as applicable.

Other Benefits. Pursuant to the Contract, the Company shall continue to provide life and disability insurance for Mr. Thamm, health insurance for Mr. Thamm and his family, commensurate with the benefits provided to other senior executives with the Company. In addition, the Company will provide an annual housing allowance of up to €150,000 for accommodations in Genoa.

Compensation Upon Termination. Pursuant to the Contract, the Company may terminate the Contract at any time. Upon such termination, Mr. Thamm will be entitled to receive his salary for 12 months. Mr. Thamm may terminate the Contract by providing 12 months’ notice. If the Company terminates the Contract for cause (as described in the Contract), Mr. Thamm is not entitled to any further compensation.

Restrictive Covenants. Pursuant to the Contract, for 12 months following Mr. Thamm’s termination of employment with the Company for any reason, the Contract prohibits Mr. Thamm from:

•	working for a competing business

•	soliciting certain employees of the Company

•	interfering with the relationships between the Company and certain employees of the Company’s customers or suppliers

As compensation to Mr. Thamm for these covenants, he will be paid an amount equal to 50% of the total remuneration most recently received by him.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Contract, included as Exhibit 10.1 to this filing. Exhibit 10.1 is incorporated by reference into this Item 5.02.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Employment Contract dated April 21, 2017 between Carnival plc and Michael Olaf Thamm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary

Date:	April 27, 2017	Date:	April 27, 2017

Exhibit Index

Exhibit No.	Description

10.1	Employment Contract dated April 21, 2017 between Carnival plc and Michael Olaf Thamm